UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]

Definitive Proxy Statement

[X]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to §240.14a-12

URANIUM STAR CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

1)

Date Filed:

ii

The following Proxy Card will be mailed to shareholders together with Proxy Statement

Revocable Proxy

Uranium Star Corp.

Proxy for the Annual Meeting of Stockholders

to be held on December 23, 2008

This Proxy is solicited on behalf of the Board of Directors of Uranium Star Corp. (the "Company") for the 2008 Annual Meeting of Stockholders. The 2008 Annual Meeting of Stockholders will be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on Tuesday, December 23, 2008 at 10:00am., local time.

The undersigned, a holder of common stock of the Company, hereby appoints J.A. Kirk McKinnon and Richard E. Schler (the "Proxyholders"), and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

Proposal 1	For All	Withhold All	For All Except

The election of the following individuals as Directors of the Company, each to serve a term of one year or until his successor is duly elected or appointed.

•

J.A. Kirk McKinnon

•

Richard E. Schler

•

William Nielsen

•

Hadyn Butler

•

Elgin M. Wolfe

	[_____]	[_____]	[_____]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of such nominee(s) in the space provided below.

Note that the Company intends to increase the size of the Board of Directors from five (5) to seven (7) members in 2009, and to fill the resulting vacancies with individuals who can provide a significant contribution to the Company.

Proposal 2	For	Against	Abstain
The ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.	[_____]	[_____]	[_____]

Attendance at 2008 Annual Meeting of Stockholders
Check here if you plan to attend the 2008 Annual Meeting of Stockholders	[_____]

This Proxy, when properly signed, will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR Proposal 1 and Proposal 2.

By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as with respect to any other matter that may properly be brought before the 2008 Annual Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other than as described in this proxy statement will be brought before the 2008 Annual Meeting of Stockholders.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above
Co-Holder (if any) sign above
Detach above card, sign, date and mail in postage paid envelope provided.
URANIUM STAR CORP.
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

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               PLEASE TURN OVER